PROXY STATEMENT PURSUANT TO SECTION 14(a)
              OF THE SECURITIES EXCHANGE ACT OF 1934
                       Amendment No. (___)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as
        permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                   FIRST LEESPORT BANCORP, INC.
________________________________________________________________
         (Name of Registrant as Specified in its Charter)

________________________________________________________________
             (Name of Person(s) Filing Proxy Statement
                    if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No Fee Required
[ ]     Fee computed on table below per Exchange Act
        Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

________________________________________________________________

     2) Aggregate number of securities to which transaction applies:

________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

________________________________________________________________

     5)  Total fee paid:

________________________________________________________________

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

________________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

________________________________________________________________

     3)  Filing Party:

________________________________________________________________

     4)  Date Filed:

________________________________________________________________



                                                  March 22, 2002



Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of First Leesport Bancorp, Inc. which will be held at the Sheraton-Reading Hotel, 1741 Papermill Road, Wyomissing, Pennsylvania, on April 23, 2002. The business meeting will commence at 11:00 a.m., with lunch served at 12:00 noon. Shareholders are invited to join us for an estate planning seminar immediately following lunch.

     If you plan to attend the meeting, please return the enclosed attendance card as soon as possible. Your participation as a shareholder is encouraged and it is important that your shares be represented at the meeting. Whether or not you plan to attend the Meeting, we urge you to complete, sign, date and return the enclosed proxy card as soon as possible in the enclosed envelope. This will not prevent you from voting in person at the meeting, but it will assure that your vote is counted if you are unable to attend.

     On behalf of the Board of Directors and Management, I would like to express our appreciation for your continued interest and support of First Leesport Bancorp, Inc.

                                   Sincerely,



                                   Raymond H. Melcher, Jr.
                                   Chairman, President and
                                   Chief Executive Officer



Directions to the Sheraton-Reading Hotel


Syracuse, NY / Scranton / Wilkes-Barre, PA - Take I-81S to 61S to PA 222S to 422W. Follow the signs for Lebanon. Take the Papermill Road exit. The Sheraton Hotel is ahead on the right.


Philadelphia, PA - Take I-76 to the PA Turnpike West to exit 22
(Morgantown), follow the signs for I-176N to 422W. Follow signs for Lebanon. Take the Papermill Road exit. The Sheraton Hotel is ahead on the right.


Pittsburgh / Harrisburg, PA - Take PA Turnpike East to exit 22
(Morgantown). Follow signs for I-176N to 422W. Follow the signs for Lebanon. Take the Papermill Road exit. The Sheraton
Hotel is ahead on the right.


Washington, DC / Baltimore, MD - Take I-495N to I-95N to I-695N to I-83N to York, PA. Pick up Route 30E to Lancaster. Take
222N to 422W.  Follow the signs for Lebanon.  Take the Papermill
Road exit.  The Sheraton Hotel is ahead on the right.




                     Sheraton-Reading Hotel
                      1741 Papermill Road
                      Wyomissing PA 19610
                         610.376.3811



             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD APRIL 23, 2002



TO THE SHAREHOLDERS OF FIRST LEESPORT BANCORP, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Leesport Bancorp, Inc. will be held at 11:00 A.M. (Eastern Time) on Tuesday, April 23, 2002, at the Sheraton-Reading Hotel, 1741 Papermill Road, Wyomissing, Pennsylvania 19610, for the following purposes:

     1. To elect four Class II Directors, each for a three-year term. The nominees of the Board of Directors for election as Class II Directors are Charles J. Hopkins,
         William J. Keller, Raymond H. Melcher, Jr., and
         Roland C. Moyer.

     2. To ratify the appointment of Beard Miller Company LLP, as the Company's independent auditors for the year
         2002.

     3. To transact any such other business as may properly be presented at the meeting or any adjournment or postponement of the meeting.

     In accordance with the bylaws of the Company and action of the Board of Directors, only those shareholders of record at the close of business on Monday, March 11, 2002, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     Your vote is important regardless of the number of shares that you own. Please sign, date, and return the enclosed proxy card in the envelope provided. Giving your proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the Company.

                         BY ORDER OF THE BOARD OF DIRECTORS,

                         RAYMOND H. MELCHER, JR.
                         Chairman, President and
                         Chief Executive Officer

March 22, 2002
Wyomissing, Pennsylvania



                         PROXY STATEMENT

               Dated and to be mailed March 22, 2002

                    FIRST LEESPORT BANCORP, INC.
                       1240 BROADCASTING ROAD
                   WYOMISSING, PENNSYLVANIA 19610
                         (610) 208-0966

                   ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON APRIL 23, 2002


                         TABLE OF CONTENTS

QUESTIONS AND ANSWERS........................................  3

PROPOSAL NO. 1 - Election of Class II Directors..............  7

BENEFICIAL OWNERSHIP BY EXECUTIVE OFFICERS
  AND DIRECTORS..............................................  8

DIRECTOR INFORMATION.........................................  9

BOARD OF DIRECTORS AND COMMITTEE MEETINGS.................... 11

DIRECTOR COMPENSATION........................................ 12

REPORT OF THE AUDIT COMMITTEE................................ 12

REPORT OF THE COMPENSATION COMMITTEE......................... 13

EXECUTIVE COMPENSATION....................................... 14

EXECUTIVE OFFICER AGREEMENTS................................. 17

SHAREHOLDER RETURN PERFORMANCE GRAPH......................... 20

SECTION 16(a) REPORTING COMPLIANCE........................... 21

PROPOSAL NO. 2 - Ratification of Appointment of
  Independent Auditors....................................... 21

ADDITIONAL INFORMATION....................................... 22


                         QUESTIONS AND ANSWERS

Q:   What am I voting on?

A:   -  Election of four Class II Directors to a three-year
        term.  The nominees of the Board of Directors are:

          -- Charles J. Hopkins;
          -- William J. Keller;
          -- Raymond H. Melcher, Jr.; and
          -- Roland C. Moyer, Jr.

     -  Ratification of the appointment of Beard Miller Company
        LLP, as the Company's independent auditors for the year ending December 31, 2002.

Q: How does the Board of Directors recommend that I vote my shares?

A: The Board of Directors recommends that you vote your shares "FOR" the nominees of the Board of Directors for election as Class II directors and "FOR" ratification of the appointment of Beard Miller Company LLP as the Company's independent auditors for the year ending December 31, 2002.

Q:   Who is entitled to vote?

A: Shareholders of record as of the close of business on Monday, March 11, 2002.

Q:   How many votes do I have?

A:   Each share of common stock is entitled to one vote.

Q:   How do I vote?

A: You may vote by completing and returning the enclosed proxy card or by voting in person at the meeting.

     Voting by Proxy. You may vote by completing and returning the enclosed proxy card. Your proxy will be voted in accordance with your instructions. If you do not specify a choice on one of the proposals described in this proxy statement, your proxy will be voted in favor of that proposal.

          ON YOUR PROXY CARD:

          -- Mark your selections;

          -- Date and sign your name exactly as it appears on your card; and

          -- Mail to American Stock Transfer & Trust Company,
             Shareholder Services, in the enclosed return envelope.

     Voting in person. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot which will be available at the meeting.

     Should you have any questions on the procedure for voting your shares, please contact American Stock Transfer and Trust Company, Shareholder Services, at 800-937-5449.

Q: Can I revoke my proxy and change my vote after I have returned my proxy card?

A: You may revoke your proxy at any time before it is exercised by either:

     - submitting to the Secretary of the Company a written notice of revocation or a subsequently executed proxy card; or

     - attending the meeting and voting in person.

Q:   What does it mean if I get more than one proxy card?

A: Your shares are probably registered differently or are in more than one account. Sign and return all proxy cards to ensure that all shares are voted. If you would like to inquire about having all of your accounts registered in the same name and address, please contact American Stock Transfer and Trust Company, Shareholder Services, at 800-937-5549.

Q:   What constitutes a quorum for the annual meeting?

A: As of March 11, 2002, 3,084,950 shares of First Leesport Bancorp, Inc. common stock were issued and outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. If you vote by proxy, your shares will be included for determining the presence of a quorum. Both abstentions and "broker non-votes" are also included for purposes of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker lacks discretionary voting power to vote such shares.

Q: Assuming the presence of quorum, what is the vote required to approve the matters to be considered at the meeting?

A: The four nominees for election as Class II directors who receive the highest number of votes cast, in person or by proxy, at the meeting will be elected as Class II directors. Shareholders cannot cumulate votes for the election of directors. The ratification of the appointment of Beard Miller Company LLP as the Company's independent auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the meeting. Under Pennsylvania law, abstentions and broker non-votes will not affect the outcome of any of the matters being voted on at the meeting.

Q:   Who will count the vote?

A:   A representative of American Stock Transfer and Trust
     Company, the Company's transfer agent, will tabulate the votes and act as the inspector of election.

Q:   Is my vote confidential?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner designed to protect your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to management.

Q: Who will bear the cost of soliciting votes for the annual meeting?

A: The Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by the Company's directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. The Company has retained the services of American Stock Transfer and Trust Company to aid in the solicitation of proxies from banks, brokers, nominees and intermediaries and to tabulate votes at the meeting. The Company estimates that it will pay a fee of $5,000 for its services. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Q: What happens if additional proposals are presented at the annual meeting?

A: Other than the two proposals described in this proxy statement, the Company does not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the person named as proxy holder, Jenette Eck, Secretary of the Company, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting to the extent permitted by the rules of the Securities and Exchange Commission.

Q: May I propose actions for consideration at next year's annual meeting of shareholders or nominate individuals to serve a directors?

A: You may submit proposals for consideration at future annual shareholder meetings, including director nominations.

     Shareholder Proposals: A shareholder who desires to submit a proposal to be considered for inclusion in the Company's proxy statement for the Company's annual meeting to be held in 2003 in accordance with the rules of the Securities and Exchange Commission, must submit the proposal to the Company at its principal executive offices, 1240 Broadcasting Road, Wyomissing, Pennsylvania 19610-0219, on or before November 22, 2002.

     A shareholder proposal submitted after November 22, 2002, or which does not otherwise meet the requirements of the Securities and Exchange Commission will not be included in the Company's Proxy Statement for the annual meeting to be held in 2003, but may nevertheless be presented at the annual meeting. To present a proposal at the annual meeting in 2003, a shareholder must submit a notice at the principal executive offices of the Company no earlier than January 23, 2003, and no later than February 22, 2003 containing the information specified in the Company's bylaws. If the annual meeting in 2003 is not held within 30 days prior to or after April 23 (the date of the annual meeting in 2002), the notice must be delivered to or mailed and received at the principal executive offices within five days of mailing the notice of meeting or public disclosure of the meeting date.

     If the shareholder intending to present such a proposal has not provided the Company notice of the matter on or after January 23, 2003 and on or before February 22, 2003, as required by the Company's bylaws, the chairman of the meeting may declare the proposal out of order and, in any event, proxy holders of the Board of Directors would have discretionary authority to vote on such proposal at the meeting.

     Director Nominations: The Company's bylaws permit nominations for election to the Board of Directors to be made by the Board of Directors or by any shareholder entitled to vote for the election of directors.
     Nominations for director made by shareholders, other than those made by management of the Company, must be made by notice in writing to the President of the Company no less than 60 days and no more than 90 days before the anniversary date of the immediately preceding annual meeting provided the meeting is held within 30 days of the date of the preceding year's annual meeting. The notification must contain the information specified in the Company's bylaws. The presiding officer of the meeting may, in such officer's sole discretion, refuse to acknowledge the nomination of any person which the presiding officer determines is not made in compliance with the foregoing procedure. As of the date of this proxy statement, the Company has not received a notice of nomination for election as a director from any shareholder.

     Copy of Bylaw Provisions:  You may contact the Company's
     Secretary at the Company's corporate headquarters for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.



                             MATTER NO. 1
                        ELECTION OF DIRECTORS

General

     The Bylaws of the Company provide that the Company's business shall be managed by a Board of Directors of not less than five and not more than twenty-five persons. The Board of Directors of the Company, as provided in the Bylaws, is divided into three classes: Class I, Class II and Class III, with each class being as nearly equal in number as possible.

     As of March 11, 2002, the Board of Directors consisted of twelve members with three members in Class I, four members in Class II and five members in Class III.

     Under the Bylaws, a vacancy on the Board of Directors is filled by the remaining members of the Board. If the vacancy results from the death, resignation or removal of a director, the director elected to fill the vacancy will become a member of the class in which the vacancy occurred. By comparison, persons elected by the Board of Directors in connection with an increase in the size of the Board are designated by the Board of Directors as belonging to either Class I, Class II, or Class III. In either case, the Bylaws further provide that each director so elected remains a member of the Board of Directors until his or her successor is elected by shareholders at the next meeting of shareholders at which directors of the same class are elected.

     Anthony R. Cali, previously a Class I Director, voluntarily resigned his positions with the Company effective January 9, 2002. As of the date of this Proxy Statement, the Board of Directors has not filled the vacancy created by Mr. Cali's resignation.

     The term of office for each director in Class II expires on the date of the Annual Meeting of Shareholders on April 23, 2002. Accordingly, four Class II directors have been nominated for election at the Meeting to serve for three-year terms expiring on the date of the Annual Meeting in 2005.

     The four nominees for election as Class II directors receiving the highest number of votes at the Meeting will be elected to serve as directors.

     Any shareholder who wishes to withhold authority to vote for the election of directors or to withhold authority to vote for any individual nominee may do so by marking his or her proxy to that effect. No proxy may be voted for a greater number of persons than the number of nominees named. If any nominee should become unable to serve, the persons named in the proxy may vote for another nominee. The Company's management, however, has no present reason to believe that any nominee listed below will be unable to serve as a director, if elected.



THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS FOR "FOR" THE
ELECTION OF THESE CLASS II DIRECTORS.



Beneficial Ownership by Executive Officers and Directors

     The following table shows the ownership of First Leesport
Bancorp Inc. common stock as of January 31, 2002, by each director and executive officer, and the directors and officers as a group.

               Director and Officer Stock Ownership

                                                   Percent of
                            Shares of              Total Shares
Name                  Common Stock Owned(1)        Outstanding
----                  ---------------------        ------------

Edward C. Barrett              8,648                     *

James H. Burton                3,042(2)                  *

Anthony R. Cali                3,495                     *

John T. Connelly               9,023(3)                  *

Charles J. Hopkins            74,241                    2.4%

Keith W. Johnson              26,344(4)                  *

William J. Keller             11,436(5)                  *

Andrew J. Kuzneski, Jr.      108,000(6)                 3.5%

Raymond H. Melcher, Jr.       37,648(7)                 1.2%

Roland C. Moyer, Jr.          42,035                    1.4%

Harry J. O'Neill, III          7,764(8)                  *

Karen A. Rightmire             5,532                     *

Alfred J. Weber                6,879                     *

Stephen A. Murray                491                     *

Jenette L. Eck                   929(9)                  *

All directors and officers
as a group (15 persons)      345,522                     11%

*    Less than 1% of the outstanding shares of Common Stock

(1) The amounts include the following shares of common stock that the individual has the right to acquire by exercising outstanding stock options as of January 31, 2002:


     E.C. Barrett....... 3,050        R.H. Melcher...... 5,320
     J.H. Burton........ 2,000        R.C. Moyer, Jr.... 2,000
     J.T. Connelly...... 1,000        H.J. O'Neill III.. 3,050
     A.R. Cali.......... 2,824        K.A. Rightmire.... 3,050
     C.J. Hopkins.......19,671        A.J. Weber........ 3,050
     K.W. Johnson....... 1,770        S.A. Murray.......   100
     W.J. Keller........ 3,050        J.L. Eck..........   724
     A.J. Kuzneski, Jr.. 2,000

     All directors and officers as a group..............52,659

(2)  Shares held jointly with his spouse

(3)  Includes 6,500 shares owned by his spouse.

(4) Includes 6,826 shares owned by his spouse, 258 shares owned jointly with spouse, and 1,514 stock options owned by spouse.

(5)  Includes 7,031 shares owned jointly with his spouse.

(6) Includes 2,000 shares owned by his spouse, and 100,000 shares owned by Berkshire Securities Corp.

(7) Includes 6,296 shares owned jointly with his spouse, 1,892 shares owned by his spouse, and 200 shares owned jointly with his son.

(8)  Includes 2,625 shares owned by his spouse.

(9)  Includes 24 shares held jointly with her spouse.

Nominees for Class II Director to Serve for a three-year term, expiring in 2005:

CHARLES J. HOPKINS, age 51, is President and Chief Executive
Officer of Essick & Barr, Inc., a full service insurance agency.
Mr. Hopkins has been a director since 1999 and serves on the Executive Committee.

WILLIAM J. KELLER, age 68, is Owner of William J. Keller
Manufactured Housing Communities and Sales. Mr. Keller has been a director since 1986 and serves on the Audit Committee.

RAYMOND H. MELCHER, JR., age 50, is Chairman, President and Chief Executive Officer of First Leesport Bancorp, Inc. and Leesport Bank; Chairman of Essick & Barr, Inc.; First Leesport Investment Group, Inc.; and First Leesport Wealth Management, Inc. Mr. Melcher has been a director since 1998 and serves on the Executive Committee, Human Resources Committee (non-voting member), and Asset-Liability Committee. Prior to 1998, Mr. Melcher was President and Chief Executive Officer of Security National Bank, Pottstown, Pennsylvania.

ROLAND C. MOYER, Jr., age 57, is a self-employed tax accountant.
Mr. Moyer has been a director since 1999 and serves on the Human
Resources Committee.

Incumbent Directors to Continue in Office:

Terms to Expire In 2003:

EDWARD C. BARRETT, age 53, is an independent technology consultant. Mr. Barrett has been a director since 1998 and is a member of the Audit Committee, Executive Committee, and the Governance Committee.

JAMES H. BURTON, age 45, is President and Chief Operating
Officer of Magnatech International LP, a machinery manufacturer.
Mr. Burton has been a director since 2000 and is a member of the Audit Committee and the Governance Committee.

KEITH W. JOHNSON, CFP?, age 50, is President and Chief Executive
Officer of First Leesport Wealth Management, Inc.; and First
Leesport Investment Group, Inc. Mr. Johnson has been a director since 1999 and is a member of the Executive Committee.

ANDREW J. KUZNESKI, JR., age 61, is President of A.J. Kuzneski,
Jr., Inc., an insurance agency. Mr. Kuzneski has been a director since 1999 and is a member of the Audit Committee, Executive Committee, and the Governance Committee.

HARRY J. O'NEILL, III, age 52, is President of O'Neill Financial
Group, Inc., a personal holding company. Mr. O'Neill has been a director since 1984 and is a member of the Audit Committee.

Terms to Expire in 2004:

JOHN T. CONNELLY, age 66, is the retired Chairman, President and Chief Executive Officer of First Leesport Bancorp, Inc., and retired Chairman, President and Chief Executive Officer of Leesport Bank. Mr. Connelly has been a director since 1976 and serves on the Executive Committee, Governance Committee, and Human Resources Committee.

KAREN A. RIGHTMIRE, age 54, is President of the United Way of
Berks County. Ms. Rightmire has been a director since 1994 and serves on the Executive Committee, Governance Committee, and Human Resources Committee.

ALFRED J. WEBER, age 49, is President of Tweed-Weber, Inc., a management consulting firm. Mr. Weber has been a director since
1995 and serves on the Executive Committee and the Human
Resources Committee.



                      ADDITIONAL INFORMATION

Board and Committee Meetings

                    Corporate               Asset-                                     Human
Board Member          Board     Audit     Liability     Executive     Governance     Resources
------------        ---------   -----     ---------     ---------     ----------     ---------

E.C. Barrett            X         X                          X             X
J.H. Burton             X         X                                        X
A.R. Cali               X                                    X
J.T. Connelly           X                                    X             X              X
C.J. Hopkins            X                                    X
K.W. Johnson            X                                    X
W.J. Keller             X         X
A.J. Kuzneski, Jr.      X         X                          X             X
R.H. Melcher, Jr.       X                      X             X                            X
R.C. Moyer, Jr.         X                                                                 X
H.J. O'Neill III        X         X
K.A. Rightmire          X                                    X             X              X
A.J. Weber              X                                    X                            X
Meetings held in 2001  12         7            4             4             5              4


--   Audit Committee

     The Audit Committee is responsible for reporting to the Board on the general financial condition of the Company's banking subsidiary and the results of the annual audit, and is responsible for ensuring that the bank's activities are being conducted in accordance with law and the rules and regulations established by the applicable regulatory and supervisory authorities. The Committee reviews with Management and its independent public accountants the financial statements issued by the Company pursuant to federal and state regulatory requirements. The Audit Committee also reviews the work of the Loan Review Officer and Security Officer in accordance with such supervisory regulations. In addition, the Audit Committee recommends to the Board the services of a reputable public accounting firm who the Board then appoints at the annual reorganization meeting of the Board. The Audit Committee is composed of five independent directors.

--   Asset-Liability Committee

     The Asset-Liability Committee is responsible for monitoring the interest rate sensitivity of the Company's assets and liabilities. Frank C. Milewski, a director of the Company's subsidiary bank, Leesport Bank, and five other senior officers of the Bank, also serve this committee.

--   Executive Committee

     The Executive Committee may exercise the authority of the Board to the extent permitted by law during intervals between meetings of the Board.

--   Governance Committee

     The Governance Committee is responsible for assisting the Board of Directors and Management in developing and maintaining best practices in corporate governance. In this role, the Governance Committee serves as the nominating committee, administers a process to measure the effectiveness of the Board of Directors, and recommends to the Board of Directors the criteria by which directors will
     be held accountable.   The Governance Committee is composed
     of five independent directors.

--   Human Resources Committee

     The Human Resources Committee reviews salary and benefits programs of the Company, and addresses and makes recommendations to the Board of Directors relating to employee matters, including compensation. The Human Resources Committee also serves as the Compensation Committee.

     During 2001, all of the directors of the Company attended at least 75% of the aggregate of all meetings of the Company's Board of Directors and Board committees on which they served, with the exception of Mr. Burton who attended 67% due to scheduling conflicts.

Director Compensation

     Directors who are not officers of the Company or of the Company's subsidiaries receive an annual retainer of $2,000, $350 for each Board meeting and $150 for each Committee meeting that they attend. The Company adopted a Non-Employee Director Compensation Plan in 2000 which requires that at least sixty-five percent (65%) of each non-employee director's annual compensation for membership on the Board of Directors of the Company or any participating subsidiary be paid in shares of the Company's common stock. Certain directors have entered into agreements with the Company providing for the deferral of part or all of the cash fees payable to them by the Company.

     The Company and its subsidiaries maintain a directors and officers liability insurance policy. The policy covers all directors and officers of the Company and its subsidiaries for certain liability, loss, or damage that they may incur in their capacities as such. To date, no claims have been filed under this insurance policy.

Report of the Audit Committee

     The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee of the Board of Directors of the Company is composed of five independent directors.

     The Audit Committee has reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2001, and discussed them with Management and the Company's independent accountants, Beard Miller Company LLP. The Audit Committee also has discussed with the independent accountants the matters required to be discussed by the U.S. Statement of Auditing Standards SAS No. 61.

     The Audit Committee has received from the independent accountants the written disclosures and letter required by the U.S. Independence Standards Board Standard No. 1, and the Audit Committee has discussed with the accountants their independence from the Company and Management.

     Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year ended December 31, 2001, be included in the Company's Annual Report on Form 10-K for that fiscal year.

     In connection with standards for independence of the Company's external auditors issued by the Securities and Exchange Commission, during the 2001 fiscal year the Audit Committee considered whether the provision of any non-audit services by the Company's independent accountants was compatible with maintaining such independence. The Audit Committee will continue to consider similar matters relating to independence during the 2002 fiscal year.

                         Andrew J. Kuzneski, Jr., Chairperson
                         Edward C. Barrett
                         James H. Burton
                         William J. Keller
                         Harry J. O'Neill III

Audit Fees

     Audit fees to the Company from Beard Miller Company LLP during the Company's 2001 fiscal year for the audit of the Company's annual financial statements and the SAS No. 71 reviews of the financial statements included in the Company's quarterly reports on Form 10-Q totaled $77,300.

Financial Information Systems Design and Implementation Fees

     The Company did not engage Beard Miller Company LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended
December 31, 2001.

All Other Fees

     Fees billed to the Company by Beard Miller Company LLP during the Company's 2001 fiscal year for all other non-audit services rendered to the Company, including tax-related services, totaled $102,903.

Report of the Compensation Committee

     The salary and compensation policies for the Company and its subsidiaries are administered by the Human Resources Committee of the Board of Directors. The primary objective of the Committee as it relates to compensation of employees is:

     -- to set salaries and benefit levels which are competitive with levels available at other financial institutions of comparable size and type in the relevant geographic market area; and

     --   to administer the Company's Employee Stock Incentive
          Plan, which was approved by shareholders at the 1999
          Annual Meeting of Shareholders, as a means of providing incentive compensation to officers and employees.

     Mr. Melcher, the Company's Chairman, President and Chief Executive Officer, is a member of the Committee because of the importance of human resources to the Company's success and his knowledge of and experience with the Company's employees, although he does not vote on or participate in discussions relating to his own compensation.

     At present, the Company's executive compensation program, other than benefits under qualified employee plans, consists of:

     --   salary;

     --   cash bonus;

     --   supplemental retirement plan benefits; and

     -- stock option awards under the Company's stock incentive plan.

     Salary levels for executive officers are determined for specific job descriptions by reference to salary surveys and other data collected on comparable salaries paid to officers at other similarly situated institutions. Specific salaries for individuals, other than the Chief Executive Officer, are recommended to the Committee by the Chief Executive Officer. Cash bonuses are approved on an aggregate basis as a percentage of total officer salaries and then allocated to individual officers, other than the Chief Executive Officer, based primarily on the Chief Executive Officer's recommendations. Similarly, the Committee approves a range of stock option awards for different positions, other than the Chief Executive Officer, which are awarded based on an assessment of individual performance. For 2001, incentive awards were based on assessments of individual performance within the ranges approved by the Committee and were based partially on specific quantitative criteria.

     The Committee had set the base salary of the Chief
Executive Officer, Mr. Melcher, at $200,000 for 2001.   For
2002, the Board has increased the salary of the Chief Executive Officer to $225,000 based on the recommendation of the Committee. The Committee considers the Chief Executive Officer's incentive compensation separate from the guidelines established for other officers. For 2001, the Chief Executive Officer was awarded 5,000 stock options and a cash bonus of $5,000. For 2001, these awards were based partially on specific quantitative criteria and on an assessment of the Chief Executive Officer's performance, including his efforts and responsibilities in connection with the Company's goal to become a diversified financial services company.

                              Karen A. Rightmire, Chairperson
                              John T. Connelly
                              Raymond H. Melcher, Jr.
                              Roland C. Moyer, Jr.
                              Alfred J. Weber

Executive Compensation

     The following table sets forth certain information with respect to the compensation of the Company's President and Chief
Executive Officer and each other executive officer of the Company whose total cash compensation exceeded $100,000 in the fiscal year ended December 31, 2001 (the "Named Executive
Officers").

                      Summary Compensation Table

                                Annual Compensation        Long-Term Compensation
                            ---------------------------    ----------------------
                                                           Restricted                All Other
    Name and                                                  Stock      Options    Compensation
Principal Position          Year     Salary(1)    Bonus       Award      (Shares)    (2)(3)(4)
------------------          ----     ---------    -----    ----------    --------   ------------
Raymond H. Melcher, Jr.     2001     $200,000     $ 5,000     $   -0-     5,000(6)   $ 76,346
Chairman, President and     2000      175,000       2,550         -0-     3,500        41,995
Chief Executive Officer     1999      159,499      32,500(5)      -0-     5,250         3,347

Charles J. Hopkins          2001     $290,000     $24,008     $   -0-     1,500      $ 16,592
President and Chief         2000      251,423      57,200         -0-     1,500        14,367
Executive Officer,          1999      249,500      10,000         -0-     2,625           N/A
Essick & Barr Inc.(7)

Keith W. Johnson            2001     $200,000     $    -0-    $   -0-     1,500      $ 15,818
President and Chief         2000      200,000       2,550         -0-     1,500        14,645
Executive Officer,          1999          N/A         N/A        N/A      3,675         3,333
First Leesport Investment
Group Inc. and First
Leesport Wealth
Management Inc.

Anthony R. Cali             2001     $125,000     $    -0-    $   -0-        -0-     $144,417
Executive Vice              2000      124,999       1,870         -0-     1,000        75,720
President(8)                1999      110,692      17,600         -0-     6,562         4,485


(1) Amounts include amounts deferred under the Company's 401(k) Plan. Under the Company's 401(k) Plan, a participating employee can elect to have from 1% to 15% of his or her earnings reduced on a pre-tax basis and contributed to the Plan. The Company makes a matching contribution equal to 100% of the first 3% of an employee's salary and 50% of the next 4% of an employee's salary.

(2) The Company provides other benefits to certain executive officers in connection with their employment. The value of such personal benefits which is not directly related to job performance is not included in the table above because the value of such benefits does not exceed the lesser of $50,000 or 10% of the salary and bonus paid to the named individual.

(3) Amounts include the Company's matching contribution to the participants' account under the Company's 401(k) Plan in the following amounts: $7,875 (2001) for Mr. Melcher;
     $7,500 (2001) for Mr. Hopkins;  $7,500 (2001) for
     Mr. Johnson; and $5,000 (2001) for Mr. Cali.

(4)  Amounts for 2000 include accruals under the Company's
     Supplemental Executive Retirement Plan in the following amounts: $30,329 for Mr. Melcher, $67,276 for Mr. Cali.

(5) Includes $25,000 bonus for 1998 voluntarily deferred by Mr. Melcher and paid in 1999.

(6)  Options granted February 19, 2002 with respect to
     Mr. Melcher's performance for the year ended December 31, 2001.

(7) Salary and bonus for Mr. Hopkins is variable based on personal sales performance.

(8) Mr. Cali voluntarily resigned his positions with the Company and Leesport Bank effective January 9, 2002.

     The following table sets forth information concerning grants of stock options during the fiscal year ended
December 31, 2001 to the Named Executive Officers.

                  Option Grants in Last Fiscal Year

Number of      % of Total
                             Securities      Options                                    Potential Realizable Value at
                             Underlying     Granted to      Exercise or     Expira-     Assumed Annual Rate of Price
                             Options        Employees in    Base Price       tion       Appreciation for Option Term
Name                         Granted(1)     Fiscal Year     Per Share(2)     Date          5%(3)          10%(3)
----                         ----------     ------------    ------------    -------     ------------------------------
Raymond H. Melcher, Jr.        5,000            8.49%         $ 15.65        2012       $42,899        $114,660

Charles J. Hopkins             1,500            2.55%         $14,875        2011       $14,032        $ 35,560

Keith W. Johnson               1,500            2.55%         $14,875        2011       $14,032        $ 35,560

Anthony R. Cali                    0               0                0           0             0               0



(1) All amounts represent incentive stock options. Terms of outstanding incentive options are for a period of ten years from the date the option is granted. The options vest ratably over a period of five years and cannot be exercised until one year after the date they are granted. At the election of the Human Resources Committee administering the Employee Stock Incentive Plan or the Board of Directors, options may be exercised during a period not to exceed three months following an optionee's voluntary termination of employment other than by reason of retirement or disability.

(2) Under the terms of the Plan, the exercise price per share for an incentive stock option must be at least equal to the fair market value of the Company's common stock at the date of grant. The exercise price may be paid in cash, in shares of the Company's common stock valued at fair market value on the date of exercise, or pursuant to a cashless exercise procedure under which the optionee pays part or all of the exercise price by surrendering shares of stock received upon exercise of the option.

(3) The dollar amounts set forth under these columns are the result of calculations made at the 5% and 10% appreciation rates set forth in Securities and Exchange Commission regulations and are not intended to indicate future price appreciation, if any, of the Company's common stock.

(4)  Options granted February 19, 2002 with respect to
     Mr. Melcher's performance for the year ended December 31, 2001.

There were no options exercised during the year ended
December 31, 2001.

The following table sets forth information concerning unexercised options to purchase the Company's common stock granted to the Named Executive Officers:

               AGGREGATE OPTIONS EXERCISED IN LAST YEAR
                  AND DECEMBER 31, 2001 OPTION VALUE

                                                            Number of
                                                            Securities           Value of
                                                            Underlying           Unexercised
                                                            Unexercised          In-the-Money
                                                            Options at           Options at
                                                            December 31,         December 31,
                               Shares                       2001(#)              2001($)
                             Acquired on     Value          Exercisable/         Exercisable/
Name                         Exercise(#)   Realized($)      Unexercisable        Unexercisable
----                         -----------   -----------      -------------        -------------

Raymond H. Melcher, Jr.          -0-          $-0-           5,320/12,630        $787.50/$3,150

Charles J. Hopkins               -0-          $-0-          19,671/16,489        $337.50/$673.875

Keith W. Johnson                 -0-          $-0-           1,770/4,905         $337.50/$1,350

Anthony R. Cali                  -0-          $-0-           2,824/4,738           $225/$900


(1)  Based on a market value of $14.875 per share for First
     Leesport common stock at December 31, 2001.

Executive Officer Agreements

     The Company and Leesport Bank have entered into an employment agreement dated June 15, 1998 with Raymond H. Melcher, Jr. The agreement has an initial term of three years and, unless terminated as set forth therein, is automatically extended annually to provide a new term of three years except that, at certain times, notice of non-extension may be given, in which case the employment agreement will expire at the end of its then current term. No such notice has been given.

     Mr. Melcher's employment agreement currently provides for a base salary of $225,000 which, if increased by action of the Board of Directors, becomes the new base salary under the employment agreement. Mr. Melcher is entitled to exclusive use of an automobile, with all insurance, maintenance and operating costs paid. In addition, the agreement provides, among other things, the right to participate in any bonus plan approved by the Board of Directors and insurance, vacation, pension and other fringe benefits for Mr. Melcher. The agreement contains provisions restricting Mr. Melcher's right to compete for a period of one year unless his employment is terminated other than for cause.

     If Mr. Melcher's employment is terminated without cause, whether or not a change in control of the Company has occurred, or if Mr. Melcher voluntarily terminates employment for certain reasons following a change in control, Mr. Melcher becomes entitled to severance benefits under the Employment Agreement. Such reasons include any reduction in title or responsibilities, any assignment of duties and responsibilities inconsistent with Mr. Melcher's status as Chairman, President and Chief Executive Officer, a reduction in salary or benefits, or any reassignment to a location greater than 25 miles from the location of Mr. Melcher's office on the date of the change in control. If any such termination occurs, Mr. Melcher will be paid an amount equal to 2.99 times his base compensation as determined under
Section 280G of the Internal Revenue Code. If his termination or resignation occurs after he attains age 62-1/2, the payment to which Mr. Melcher is entitled decreases in pro rata amounts at six month intervals from 250% of the sum of his highest base salary and bonus over the three years prior to termination or resignation to 0% at age 65.

     In connection with the Company's acquisition of Essick & Barr, Inc., the Company and Essick & Barr entered into an employment agreement dated September 17, 1998 with Charles J. Hopkins. The agreement has an initial term of five years and, unless terminated as set forth in the agreement, is automatically extended annually to provide a new term of five years except that, at certain times, notice of non-renewal may be given, in which case the employment agreement will expire at the end of its then current term. No such notice has been given.

     Under the employment agreement, Essick & Barr pays
Mr. Hopkins an annual base salary of $230,000, plus commissions determined in accordance with a formula set forth in the employment agreement and a bonus based upon the attainment of certain performance goals. In the event the Board of Directors increases Mr. Hopkins' base salary, the increased salary becomes the new base salary under the employment agreement. Mr. Hopkins is entitled to the use of an automobile, with all insurance, maintenance and operating costs paid. In addition, the employment agreement provides, among other things, insurance, vacation, stock options and other fringe benefits. The employment agreement contains provisions restricting
Mr. Hopkins' right to compete with the Company, Essick & Barr, or Leesport Bank for a period of two years following termination of employment unless his employment is terminated other than for cause.

     If Mr. Hopkins' employment is terminated without cause, and no change in control of the Company has occurred, then
Mr. Hopkins is entitled to receive his annual base salary for the remainder of the then current employment term. If
Mr. Hopkins voluntarily terminates employment for certain reasons following a change in control, then Mr. Hopkins is entitled to severance benefits under his employment agreement. Such reasons include any reduction in title or responsibilities, any assignment of duties and responsibilities inconsistent with his status prior to the change in control, a reduction in salary or benefits, or any reassignment to a location greater than 50 miles from the location of his office on the date of the change in control. If such termination occurs, Mr. Hopkins will be paid an amount equal to 2.0 times his annual base compensation. If his termination or resignation occurs after he attains age 62-1/2, the payment to which Mr. Hopkins is entitled decreases in pro rata amounts at six month intervals from 250% of the sum of the highest base salary and bonus over the three years prior to termination or resignation to 0% at age 65.

     In connection with the Company's acquisition of Johnson Financial Group, Inc., the Company, First Leesport Investment Group, Inc. and First Leesport Wealth Management, Inc. entered into an employment agreement dated October 1, 1999 with Keith W. Johnson. The agreement has an initial term of three years, and unless terminated as set forth in the agreement, is automatically extended annually to provide a new term of three years except that, at certain times, notice of non-renewal may be given, in which case the employment agreement will expire at the end of its then current term. No such notice has been given.

     Under the employment agreement, Mr. Johnson receives an annual base salary of $200,000, plus a bonus based upon the attainment of certain performance goals. In the event the Board of Directors increases Mr. Johnson's base salary, the increased salary becomes the new base salary under the employment agreement. Mr. Johnson is entitled to the use of an automobile, with all insurance, maintenance and operating costs paid. In addition, the employment agreement provides, among other things, insurance, vacation, stock options and other fringe benefits. The employment agreement contains provisions restricting Mr. Johnson's right to compete for a period of one year following termination of employment unless his employment is terminated other than for cause.

     If Mr. Johnson's employment is terminated without cause, and no change in control of the Company has occurred, then Mr. Johnson is entitled to receive his annual base salary for the remainder of the then current employment term. If Mr. Johnson voluntarily terminates his employment for certain reasons following a change in control, then Mr. Johnson is entitled to severance benefits under his employment agreement. Such reasons include any reduction in title or responsibilities, any assignment of duties and responsibilities inconsistent with his status prior to the change in control, a reduction in salary or benefits, or any reassignment to a location greater than 50 miles from the location of his office on the date of the change in control. If such termination occurs, Mr. Johnson will be paid an amount equal to 2.0 times his annual base compensation.

Deferred Compensation and Salary Continuation Agreements

     First Leesport Bancorp Inc. has entered into agreements with directors Connelly, Moyer, O'Neill and Weber which permit the director to defer part or all of his director fees until the director ceases to be a director of the Company or Leesport Bank. Interest accrues on the deferred fees at an annual rate of 8%. The director is an unsecured creditor of Leesport Bank with respect to such deferred fees. The agreements also provide that if the director dies or becomes disabled while a director, the director receives certain death or disability benefits. The Company has purchased whole life insurance policies on the lives of certain directors to fund its obligations under these agreements.

     First Leesport Bancorp Inc. has entered into agreements with three of its executive officers of Essick & Barr, Inc. and one executive officer of First Leesport Investment Group, Inc., other than the executive officers named in the Summary Compensation Table, that provide for monthly payments to the officer if such officer's employment is involuntarily terminated without cause before age 65 for reasons other than death, disability or a change in control of Leesport Bank or the Company. In addition, the officer is entitled to such monthly payments if the officer terminates his employment on or after age 65 or if the officer's employment is terminated (whether voluntarily or involuntarily) for reasons other than death, disability, or retirement within 36 months after a "change in control" has occurred. A "change in control" is deemed to have occurred if the transfer of 51% or more outstanding voting stock of Leesport Bank or the Company has occurred in a transaction or series of related transactions. The agreements also provide for the payment of such benefits to the officer if such officer dies while employed by Leesport Bank. In addition, the agreements provide for disability benefits and for certain reduced benefits upon retirement on or after age 60 but prior to age 65.
Leesport Bank has purchased certain whole life insurance policies on its officers to fund its obligations under these agreements.

Compensation Committee Interlocks and Insider Participation

     Raymond H. Melcher, Jr., Chairman, President and Chief Executive Officer of the Company serves as a non-voting member of the Company's Human Resources Committee (which performs the duties of a typical compensation committee), although he does not participate in or vote on matters concerning his own compensation, benefits or awards. The Board of Directors believes that Mr. Melcher's position with the Company provides him with perspective valuable to the committee in connection with performance of its duties.

Performance Graph

     Set forth below is a graph and table comparing the yearly percentage change in the cumulative total shareholder return on the Company's common stock against the cumulative total return on the NASDAQ-Total US Index, the NASDAQ Combination Bank Index, and the SNL Securities Index of banks with less than $500 million in assets for the five-year period commencing
December 31, 1996, and ending December 31, 2001.

     Cumulative total return on the Company's common stock, the NASDAQ-Total US Index, the NASDAQ Combination Bank Index, and the SNL Bank Index equals the total increase in value since December 31, 1996, assuming reinvestment of all dividends. The graph and table were prepared assuming that $100 was invested on December 31, 1996, in Company common stock, the NASDAQ-Total US Index, the NASDAQ Combination Bank Index, and the SNL Bank Index.

                             [GRAPH]

                                                          Period Ending
                                    -----------------------------------------------------------
Index                               12/31/96  12/31/97  12/31/98  12/31/99  12/31/00   12/31/01
-----                               --------  --------  --------  --------  --------   --------
First Leesport Bancorp, Inc.         100.00    134.78    137.59    105.51     92.67     105.16
S&P 500                              100.00    133.37    171.44    207.52    188.62     166.22
NASDAQ Bank Index                    100.00    167.41    166.33    159.89    182.38     197.44
SNL Greater Than $500M Bank Index    100.00    170.47    155.65    144.08    138.99     192.27

*    Source:  CRSP, Center for Research in Security Prices,
     Graduate School of Business, The University of Chicago
     2002.  Used with permission.  All rights reserved:
     crsp.com

Transactions with Management and Others

     Some directors and officers of the Company, and the companies with which they are associated, are customers of and during 2001 had banking transactions with the Company's subsidiary bank in the ordinary course of the bank's business, and intend to do so in the future. All loans and loan commitments included in such transactions were made in the ordinary course of business under substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons and, in the opinion of Management, do not involve more than the normal risk of collection or present other unfavorable features. At December 31, 2001, total loans and commitments of approximately $4.333 million were outstanding to the Company's executive officers and directors and their affiliated businesses, which represented 16% of the Company's shareholders' equity.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and any persons owning ten percent or more of the Company's common stock, to file in their personal capacities initial statements of beneficial ownership, statements of change in beneficial ownership and annual statements of beneficial ownership with the Securities and Exchange Commission. Persons filing such beneficial ownership statements are required by SEC regulation to furnish the Company with copies of all such statements filed with the SEC. The rules of the SEC regarding the filing of such statements require that "late filings" of such statements be disclosed in the Company's proxy statement. To the best of the Company's knowledge, there were no late filings during 2001.


                         MATTER NO. 2

       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Beard Miller Company LLP, Independent Auditors, as the Company's independent auditors for the fiscal year ending December 31, 2002. Beard Miller Company LLP has acted as the Company's independent auditors continuously since 1990. The appointment was recommended by the Audit Committee and is subject to shareholder ratification. Representatives of Beard Miller Company LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions from shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE
"FOR" THE RATIFICATION OF THE APPOINTMENT OF BEARD MILLER
COMPANY LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2001
FISCAL YEAR.

Principal Shareholders

     The following table sets forth, as of February 15, 2002, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than five percent of the Company's common stock, the number of shares beneficially owned by such person and the percentage of the common stock owned.

                         Common Stock
                      Beneficially Owned

                                 Amount and          Percentage
Name and Address                 Nature of           of Shares
of Beneficiary Owner             Ownership           Outstanding

Bay Pond Partners, L.P.          190,000(1)              6.16%
75 State Street
Boston, Massachusetts 02109

Investors of America Limited     179,190(2)              5.81%
  Partnership
135 North Meramec Road
Clayton, Missouri  63105

(1) Based upon a Schedule 13G filing dated February 14, 2002 made pursuant to the regulations of the Securities and Exchange Commission. According to the Schedule 13G, these shares are also beneficially owned by Wellington Hedge Management, LLC, a Massachusetts limited liability company which is the sole general partner of Bay Pond Partners, L.P., and Wellington Hedge Management, Inc., a Massachusetts corporation, which is the managing member of Wellington Hedge Management, LLC. Wellington Management Company, LLP, in its capacity as a registered investment advisor, also filed a Schedule 13G dated February 14, 2002, with respect to 219,508 shares of the Company's common stock owned of record by its clients, including the shares beneficially owned by Bay Pond Partners, L.P., listed above. According to these Schedule 13G filings, the named beneficial owners have shared voting and investment power with respect to the shares beneficially owned.

(2) Based upon a Schedule 13G filing dated December 20, 2001, made pursuant to the regulations of the Securities and Exchange Commission. According to the Schedule 13G, the named beneficial owner has sole voting and investment power with respect to the shares beneficially owned.

Other Matters

     Management knows of no business other than as described above that is planned to be brought before the Meeting. Should any other matters arise, however, the persons named on the enclosed proxy will vote thereon according to their best judgment.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              JENETTE L. ECK
                              Secretary



                          [PROXY CARD]

[Side 1]

                   FIRST LEESPORT BANCORP, INC.

     I/We hereby appoint Jenette L. Eck, with full power to appoint her substitute, and hereby authorize her to represent and to vote, as designated on the reverse side, all the shares of common stock of First Bank of Leesport, Inc. (the "Company") held of record by me/us on March 11, 2002, at the Annual Meeting of Shareholders to be held on April 23, 2002, or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS AND FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS. This proxy will be voted, in the discretion of the proxyholder, upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                Please vote and sign on the other side



[Side 2]
            THE BOARD OF DIRECTORS RECOMMENDS A VOTE
            "FOR" THE FOLLOWING MATTERS AND PROPOSALS

MATTER NO. 1:
ELECTION OF CLASS II DIRECTORS
TO SERVE UNTIL 2005

[ ]   FOR all nominees listed       [ ]   WITHHOLD AUTHORITY
      below (except as marked             to vote for all
      the contrary below)                 nominees listed below

     Charles J. Hopkins;
     William J. Keller;
     Raymond H. Melcher;
     Roland C. Moyer


MATTER NO. 2:
RATIFICATION OF INDEPENDENT
AUDITORS
                            FOR       AGAINST       ABSTAIN
                            [ ]       [ ]           [ ]

                            The undersigned hereby acknowledges
                            receipt of the Proxy Statement for
                            the 2002 Annual Meeting, and hereby
                            revokes any proxy or proxies
                            heretofore given to vote shares at
                            said meeting or any adjournment
                            thereof.

Dated __________, 2002      ___________________________________
                          Signature

(PLEASE SIGN, DATE AND RETURN
THIS PROXY IN THE ENCLOSED
ADDRESSED ENVELOPE)         ___________________________________
                            Signature if held jointly.  Please
                            sign exactly as your name appears on
                            this proxy card.